                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                      Form 8-K

                   Current Report Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported)    July 19, 1996
                                                         ___________________


                                      Aetna Inc.
        _______________________________________________________________________
                (Exact name of registrant as specified in its charter)


                                      Connecticut
        _______________________________________________________________________
                    (State or other jurisdiction of incorporation)


               1-11913                                  02-0488491
        ______________________________________________________________________
        (Commission File Number)                      (I.R.S. Employer
                                                       Identification No.)


        151 Farmington Avenue, Hartford, Connecticut           06156
        _______________________________________________________________________
        (Address of principal executive offices)             (ZIP Code)


        Registrant's telephone number, including area code     (860) 273-0123
                                                             __________________


                                    Not Applicable
        _______________________________________________________________________
            (Former name or former address, if changed since last report)



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                               TABLE OF CONTENTS
                               _________________


                                                                    Page
                                                                    ____

        Item 5.     Other Information.                  .             3


        Item 7(b).  Pro Forma Financial Information.                  3


        Signatures                                                    9

Item 5.  Other Information.

Unaudited pro forma condensed consolidated statements of income of Aetna Inc. for the nine months ended September 30, 1996 and the twelve months ended December 31, 1995 are filed herewith under
Item 7(b).


Item 7(b). Pro Forma Financial Information.

                UNAUDITED PRO FORMA FINANCIAL INFORMATION

On July 19, 1996, Aetna Services, Inc. ("Aetna") (formerly Aetna Life and Casualty Company) and U.S. Healthcare, Inc. ("U.S. Healthcare") respectively merged (respectively, the "Aetna Sub Merger" and the "U.S. Healthcare Sub Merger", and collectively, the "Mergers") with separate subsidiaries of a new holding company, Aetna Inc. ("Parent") and both Aetna and U.S. Healthcare became wholly-owned subsidiaries of Parent. The Mergers were effected pursuant to a definitive agreement, dated as of March 30, 1996, as amended by Amendment No. 1 thereto dated as of May 30, 1996 (as so amended, the "Merger Agreement") among Aetna, U.S. Healthcare, Parent and such subsidiaries.

The following unaudited pro forma condensed consolidated statements of income of Parent for the nine months ended September 30, 1996 and the twelve months ended December 31, 1995 present results for Parent as if each of the following had occurred as of January 1, 1996 and January 1, 1995, respectively: (i) the consummation of the sale by Aetna of its property-casualty operations to an affiliate of The Travelers Insurance Group Inc. (the "Property-Casualty Sale") and
(ii) the consummation of the Mergers (including associated borrowings and related transactions).

The U.S. Healthcare Sub Merger was accounted for under the purchase method of accounting. Accordingly, the amount of the consideration paid in the U.S. Healthcare Sub Merger was allocated to assets acquired and liabilities assumed based on their fair values. The excess of such consideration over the fair value of such assets and liabilities has been allocated to goodwill and certain identifiable intangible assets. The purchase price allocation may be adjusted within the year following the merger to reflect changes in the final valuations of U.S. Healthcare's assets and liabilities. The effect of any such adjustment is not expected to be significant. The Aetna Sub Merger was treated as a reorganization with no change in the recorded amount of Aetna's assets and liabilities. The pro forma condensed consolidated financial statements do not give effect to any synergies which may be realized as a result of the Mergers. Additionally, except as indicated in the notes thereto, the pro forma condensed consolidated financial statements do not reflect any nonrecurring/unusual restructuring charges that will be incurred as a result of the integration of Aetna's and U.S. Healthcare's combined health operations (the "Combined Health Operations"). Integration charges of $423.1 million (pretax, $275.0 million after tax) will be recorded by Parent in the fourth quarter of 1996.

The unaudited pro forma condensed consolidated statements of income are provided for informational purposes only and do not purport to represent what the Parent's results of operations actually would have been had the Property-Casualty Sale and the Mergers in fact occurred on the dates indicated, or to project the Parent's results of operations for any future date or period.

The unaudited pro forma condensed consolidated statements of income are based on the historical consolidated financial statements of Parent and U.S. Healthcare and should be read in conjunction with such historical financial statements, and the notes thereto, which are included in the annual reports on Form 10-K of Aetna and Form 10-K, as amended, of U.S. Healthcare for the year ended December 31, 1995 and the quarterly reports on Form 10-Q of Parent for the quarter ended September 30, 1996 and U.S. Healthcare for the quarter ended March 31, 1996 (see also information regarding factors affecting forward-looking information included in such reports).

                                 Aetna Inc.
      Unaudited Pro Forma Condensed Consolidated Statement Of Income
                  For the Nine Months Ended September 30, 1996
                 (in millions, except share and per share data)

                                                                                         Pro Forma
                                                  Pro Forma                                    U.S.
                                       Aetna      Property-        Aetna         U.S.   Healthcare       Aetna
                                        Inc.  Casualty Sale         Inc.   Healthcare       Merger       Inc.(n)
                                  Historical  Adjustments(d) As Adjusted   Historical  Adjustments(e) As Adjusted
                                  __________  ______________ ___________  ___________  ______________ ___________

Revenue:

Premiums                          $  6,243.1   $        -    $   6,243.1  $   2,331.4  $         -    $  8,574.5
Net investment income, including
 net realized capital gains          2,751.9            - (a)    2,751.9         37.2        (56.6)(f)   2,732.5

Fees and other income                1,624.8            -        1,624.8         53.3            -       1,678.1
                                  ______________________________________________________________________________

Total revenue                       10,619.8            -       10,619.8      2,421.9        (56.6)     12,985.1
________________________________________________________________________________________________________________

Benefits and Expenses:

Current and future benefits          7,157.0            -        7,157.0      1,764.6            -       8,921.6
Operating expenses                   2,499.2            -        2,499.2        432.7          4.7 (g)   2,888.8
                                                                                              56.9 (h)
                                                                                            (114.1)(l)
                                                                                               9.4 (m)
Amortization of deferred policy
 acquisition costs                     123.5            -          123.5            -            -         123.5
Amortization of goodwill and
 identifiable intangible assets         80.8            -           80.8            -        195.2 (j)     276.0
Reduction of loss on discontinued
 products                             (170.0)           -         (170.0)           -            -        (170.0)
Severance and facilities charges       441.7            -          441.7            -            - (k)     441.7
                                  ______________________________________________________________________________

Total benefits and expenses         10,132.2            -       10,132.2      2,197.3        152.1      12,481.6
________________________________________________________________________________________________________________

Income from continuing operations
 before income taxes (benefits)
 and preferred stock dividends         487.6            -          487.6        224.6       (208.7)        503.5

Income taxes (benefits)                175.4            -          175.4        100.1        (19.8)(f)     222.5
                                                                                              (1.8)(g)
                                                                                             (19.9)(h)
                                                                                              27.0 (l)
                                                                                             (34.9)(j)
                                                                                              (3.6)(m)
                                  ______________________________________________________________________________


Income from continuing operations      312.2            -          312.2        124.5       (155.7)        281.0

Dividends on mandatorily
 convertible preferred stock           (11.2)           -          (11.2)           -        (30.5)(i)     (41.7)
                                  _______________________________________________________________________________

Income from continuing operations
 attributable to common ownership $    301.0   $        -     $    301.0   $    124.5   $   (186.2)   $    239.3
                                  ______________________________________________________________________________
                                  ______________________________________________________________________________

Results Per Common Share:
Primary:
Income from continuing
 operations                       $     2.39                  $     2.39                              $     1.58
                                  __________                  __________                              __________
                                  __________                  __________                              __________
  Weighted average common shares
   and commom share equivalents
   outstanding                   126,138,464                 126,138,464                             151,722,611*
                                 ___________                 ___________                             ___________


* Pro forma weighted average common shares outstanding reflect Aetna's third quarter 1996 weighted average common shares outstanding and the issuance by Parent of 34,988,615 shares of Parent Common Stock in connection with the U.S. Healthcare Sub Merger, as though all such shares were issued and outstanding on January 1, 1996.  No conversion of mandatorily convertible preferred stock issued in connection with the Mergers is assumed.

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                 Aetna Inc.
      Unaudited Pro Forma Condensed Consolidated Statement Of Income
                  For the Year Ended December 31, 1995
              (in millions, except share and per share data)

                                                                                        Pro Forma
                                                 Pro Forma                                    U.S.
                                      Aetna      Property-         Aetna         U.S.   Healthcare       Aetna
                                       Inc.  Casualty Sale          Inc.   Healthcare       Merger       Inc.(n)
                                 Historical  Adjustments(d)  As Adjusted   Historical  Adjustments(e) As Adjusted
                                 __________  ______________  ___________  ___________  ______________ ___________

Revenue:

Premiums                         $  7,431.4  $        -      $  7,431.4   $  3,486.3   $        -    $ 10,917.7
Net investment income, including
 net realized capital gains         3,622.3           - (a)     3,622.3         91.9            - (f)   3,714.2
Fees and other income               1,924.3           -         1,924.3         55.7            -       1,980.0
                                 ______________________________________________________________________________

Total revenue                      12,978.0           -        12,978.0      3,633.9            -      16,611.9
_______________________________________________________________________________________________________________

Benefits and Expenses:

Current and future benefits         9,027.2           -         9,027.2      2,527.5            -      11,554.7
Operating expenses                  3,072.3        17.0 (b)     3,089.3        487.4         11.8 (g)   3,699.7
                                                                                            103.3 (h)
Amortization of deferred policy                                                               7.9 (m)
 acquisition costs                    137.1           -           137.1            -                      137.1
Amortization of goodwill and
 identifiable intangible assets        15.2           -            15.2            -        356.0 (j)     371.2
Severance and facilities charges          -           - (c)           -            -            - (k)         -
                                 ______________________________________________________________________________

Total benefits and expenses        12,251.8        17.0        12,268.8      3,014.9        479.0      15,762.7
_______________________________________________________________________________________________________________

Income from continuing operations
 before income taxes (benefits)
 and preferred stock dividends        726.2       (17.0)          709.2        619.0       (479.0)        849.2

Income taxes (benefits)               252.3        (5.9)(b)       246.4        238.3         (4.5)(g)     377.7
                                                                                            (36.1)(h)
                                                                                            (63.6)(j)
                                                                                             (2.8)(m)
                                 ______________________________________________________________________________

Income from continuing operations     473.9       (11.1)          462.8        380.7       (372.0)        471.5

Dividends on mandatorily
 convertible preferred stock              -           -               -            -        (55.6)(i)     (55.6)
                                 ______________________________________________________________________________

Income from continuing operations
 attributable to common
 ownership                       $    473.9  $    (11.1)     $    462.8   $    380.7   $   (427.6)   $    415.9
                                 ______________________________________________________________________________
                                 ______________________________________________________________________________

Results Per Common Share:
Primary:
Income from continuing
 operations                      $     4.16                  $     4.06                              $     2.79
                                 __________                  __________                              __________
                                 __________                  __________                              __________
  Weighted average common shares
   and share equivalents
   outstanding                  113,897,633                 113,897,633                             149,251,761*
                                ___________                 ___________                             ___________


* Pro forma weighted average common shares outstanding reflects Aetna's 1995 weighted average common shares outstanding and the issuance by Parent of 34,988,615 common shares in connection with the U.S. Healthcare Sub Merger, as though all such shares were issued and outstanding on January 1, 1995.  No conversion of the Parent Mandatorily Convertible
  Preferred Stock is assumed.

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                              Aetna Inc.
                     Notes To Unaudited Pro Forma
              Condensed Consolidated Financial Statements

Pro Forma Adjustments Related to the Property-Casualty Sale:
____________________________________________________________

a. No adjustment has been made to reflect interest income for the period January 1, 1996 through April 2, 1996 at 4.93% and a full year of interest income at 5.49% in 1995 (average 3 month Treasury bill rates for the periods) on net proceeds from the Property-Casualty Sale (after giving effect to the payment of transaction costs and liabilities associated with the sale) of approximately $3.9 billion. The amount of such adjustments (after tax) would approximate $31.3 million for the period January 1, 1996 through April 2, 1996 and $139.2 million for the twelve months ended December 31, 1995.

b. Pro forma adjustment to reflect a full year of interest expense (an additional 11.2 months) at 6.01% in 1995 (average commercial paper rate for the period), and related income tax benefits, on the capital contribution by Aetna of $303 million to the property-casualty operations. Such capital contribution was actually made on December 6, 1995.

c. No adjustment has been made to give effect to the restructuring charges related to the Property-Casualty Sale, including those related to the sublease of the CityPlace office facility and other facility and severance charges.
    Such charges ($362.7 million pretax, $235.5 million after tax) were recorded by Aetna in the second quarter of 1996.

d. No adjustment has been made to reflect the historical results of Aetna's discontinued property-casualty operations. Such results were $182.2 million (or $1.57 per Common Share) of net income for the period January 1, 1996 through April 2, 1996 and $222.2 million of a net loss (or $1.95 per Common Share) for the twelve months ended December 31, 1995.

Pro Forma Adjustments Related to the Mergers:
_____________________________________________

e. No adjustment has been made to give effect to any synergies which may be realized as a result of the Mergers.

f. Pro forma adjustment to reflect a reduction in interest income for the period April 2, 1996 through July 19, 1996 on that portion of the cash consideration paid at closing of the U.S. Healthcare Sub Merger from the Property-Casualty Sale proceeds. No such adjustment has been made for the period January 1, 1996 through April 2, 1996 since such interest income is not reflected in the pro forma financial statements (see adjustment a).

g. Pro forma adjustment to conform the U.S. Healthcare accounting policies with those of Aetna related to expensing rather than capitalizing costs primarily relating to purchased and internally developed software, printed and other promotional items, and the related income tax effect.

h. Pro forma adjustment to reflect assumed interest expense of 7.38% on $1.4 billion of borrowings incurred in connection with the U.S. Healthcare Sub Merger, and the related income tax effect.

                              Aetna Inc.
                     Notes To Unaudited Pro Forma
              Condensed Consolidated Financial Statements

Pro Forma Adjustments Related to the Mergers (Continued):
_________________________________________________________

i. Pro forma adjustment to reflect the dividends on the $865 million of the mandatorily convertible preferred stock issued in connection with the Mergers. In determining pro forma earnings per share, mandatorily convertible preferred stock is not considered a common stock equivalent and is antidilutive.

j. Pro forma adjustment to reflect the amortization of the approximately $7.9 billion excess of the purchase price over the estimated fair value of the net assets acquired using a range of estimated useful lives for identifiable intangible assets of 5 to 25 years and a 40 year useful life for goodwill (37 year weighted average life), and the related income tax effect on intangibles other than goodwill.

k. No adjustment has been made to give effect to any non-recurring/unusual restructuring charges that may be incurred as a result of the integration of the health operations of Aetna and U.S. Healthcare. Integration charges of $423.1 million (pretax, $275.0 million after tax) will be recorded by Parent in the fourth quarter of 1996.

l. Pro forma adjustment to remove the effect of nonrecurring merger-related costs, including transaction fees and expenses, and charges incurred as a result of an Agreement with the principal shareholder of U.S. Healthcare (the "Agreement with Principal Shareholder") and employment agreements with U.S. Healthcare executives (the "Employment Agreements") in the first nine months of 1996 and the related income tax effect.

m. Pro forma adjustment to reflect recurring expenses incurred as a result of the Agreement with Principal Shareholder and the Employment Agreements and the related income tax effect.

n. Reflects the conversion of Aetna common stock into Parent common stock (including the cancellation of shares held in treasury).

                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                            Aetna Inc.
                                   ____________________________
                                           (Registrant)


Date  October 25, 1996         By /s/ Robert J. Price
                                  ____________________________
                                      (Signature)

                                      Robert J. Price
                                      Vice President and
                                      Corporate Controller
                                      (Chief Accounting Officer)